UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/09/2004

FOUNTAIN POWERBOAT INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-14712

NV	56-1774895
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1653 Whichard's Beach Road
Washington, NC 27889
(Address of Principal Executive Offices, Including Zip Code)

252-672-5419
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

In this report on Form 8-K, the words "we," "our" and similar terms refer to the Registrant, Fountain Powerboat Industries, Inc.

At our annual meeting of shareholders held on November 9, 2004, our shareholders approved proposed amendments to our 1995 Stock Option Plan that were described in proxy solicitation materials distributed in connection with that meeting. A copy of the Plan, as amended, is being filed as Exhibit 10.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

Exhibit No. 10.1

Exhibit Description: Copy of our 1995 Stock Option Plan, as amended

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

FOUNTAIN POWERBOAT INDUSTRIES, INC.

Date: November 12, 2004.	By:	/s/ Irving L. Smith
Irving L. Smith
Chief Financial Officer